UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

NETBANK, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22361	58-2224352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Sandy Springs Circle, Suite 106 Atlanta, GA		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 404-256-4555

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on September 28, 2007, the Company filed a voluntary petition (the “Petition”) for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Middle District of Florida, Jacksonville Division (the “Bankruptcy Court”).  The case has been designated as In re NetBank, Inc., Case Number 07-04295-JAF.  The Company continues to operate and manage its properties as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On February 15, 2008, the Company filed with the Bankruptcy Court a Monthly Operating Report, as required by the Bankruptcy Code, for the period from January 1, 2008 to January 31, 2008 (the “Report”), portions of which Report are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The data and information contained in the Report is not required by the Bankruptcy Court, is not prepared in accordance with generally accepted accounting principles and may be for a period shorter or otherwise different than is required for reports filed pursuant to the Securities Exchange Act of 1934.  Such information was not audited or reviewed by independent accountants and is subject to future adjustment and reconciliation.  The Report was not prepared for the purpose of providing a basis for an investment decision in the Company’s securities.  The Company cautions investors that an investment in any of its securities is highly speculative.

The Company intends to file its Plan of Reorganization of NetBank, Inc. and related Disclosure Statement with the Bankruptcy Court which will describe the liquidation of assets.  The Company believes that its equity securities have and will have no value and that any Chapter 11 plan approved by the Court will not provide the Company’s stockholders with any distributions.  Accordingly, the Company does not anticipate providing for any value or distribution to stockholders.

Complete copies of the Company’s informational filings made with the Bankruptcy Court, including the Report attached as Exhibits 99.1 to this Current Report on Form 8-K, are available to the public at the office of the Clerk of the Bankruptcy Court, 300 North Hogan Street, Suite 3-350, Jacksonville, Florida 32202.  The main telephone number for the Clerk’s office in Jacksonville is (904) 301-6490. The complete Report can be ordered by calling Judicial Research and Retrieval Services, Inc. at (904) 396-4141.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.  The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1

NetBank, Inc. Monthly Operating Report for the period from January 1, 2008 to January 31, 2008, as filed with the United States Bankruptcy Court for the Middle District of Florida, Bankruptcy Division, in Jacksonville, Florida on February 15, 2008, excluding attachments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETBANK, INC.

Date: February 21, 2008
	By:	/s/ Lee N. Katz
Lee N. Katz
Chief Restructuring Officer